UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2023

THE HOWARD HUGHES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34856	36-4673192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1100
The Woodlands, Texas  77381
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (281) 719-6100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock $0.01 par value per share	HHC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition

On February 27, 2023, The Howard Hughes Corporation (the “Company”) issued a press release announcing the Company’s financial results for the fourth quarter ended December 31, 2022. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K pursuant to this “Item 2.02 Results of Operations and Financial Condition” is being furnished.  This information shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section or shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 7.01                                           Regulation FD Disclosure.

On February 27, 2023, the Company issued supplemental information for the fourth quarter ended December 31, 2022. The supplemental information contains key information about the Company. The supplemental information is attached hereto as Exhibit 99.2 and has been posted on our website at www.howardhughes.com under the “Investors” tab.

The information contained in this Current Report on Form 8-K pursuant to this “Item 7.01 Regulation FD Disclosure” is being furnished.  This information shall not be deemed to be filed for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section or shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press release dated February 27, 2023, announcing the Company’s financial results for the quarter and full year ended December 31, 2022

99.2	Supplemental information for the quarter ended December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

By:	/s/ Peter F. Riley
Peter F. Riley
Senior Executive Vice President, Secretary and General Counsel

Date:  February 27, 2023